                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 3, 1999

                          THE SPORTS CLUB COMPANY, INC.


            Delaware                           1-13290                          95-4479735
(State or other jurisdiction of        (Commission File Number)      (I.R.S. Employer Indentification
         incorporation)                                                                No.)

  11100 Santa Monica Boulevard, Suite 300
         Los Angeles, California                                    90025
  (address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable



                           Index of Exhibits on Page 2

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On December 3, 1999, the Company concluded the sale of its successful Spectrum Clubs, a group of ten athletic clubs in southern California, to investment group Brentwood Associates.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro forma financial information

          The Company will file a Form 8-K/A within the required sixty day period and include all financial information required by Article 11 of Regulation S-X.

(c)       Exhibits
          1. Press Release dated December 6, 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                                  THE SPORTS CLUB COMPANY, INC.



                                                  BY:  /S/ TIMOTHY O'BRIEN
                                                      --------------------------
                                                      Timothy O'Brien
                                                      Chief Financial Officer

                                                      DECEMBER 16, 1999